UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2014

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Principal Accounting Officer

On December 17, 2014, Christina Lane, Chief Accounting Officer of Endurance International Group Holdings, Inc. (the “Company” or “Endurance”) notified the Company of her intention to retire from her position as its Chief Accounting Officer and principal accounting officer, effective January 15, 2015, to pursue her interests in travel and other activities. Ms. Lane plans to continue her employment with Endurance until June 30, 2015 to facilitate the transition of her responsibilities.

(c) Appointment of Principal Accounting Officer

Timothy S. Mathews, who has most recently served as the Company’s Vice President, Corporate Controller, will assume the role of the Company’s Chief Accounting Officer and principal accounting officer, effective January 15, 2015.

Mr. Mathews, age 51, joined the Company in June 2013 as the Company’s Vice President, Corporate Controller. Prior to joining the Company, Mr. Mathews served as Vice President, Corporate Controller and Chief Accounting Officer of Brooks Automation, Inc., or Brooks, a provider of automation and cryogenic solutions for the semiconductor and life science markets, from May 2008 through June 2013. Prior to joining Brooks, Mr. Mathews was the Vice President of Finance for Equallogic, Inc., a manufacturer of storage area networking equipment that was acquired by Dell Computer in early 2008. From 2004 until 2007, he was Corporate Controller of Accellent, Inc., a manufacturer of medical device components, serving as Principal Accounting Officer of that firm during the final three months of his tenure there.

“During her 11 years with Endurance, Christina has played an instrumental role in the Company’s growth, including on-boarding numerous mergers and acquisitions and helping with our initial public offering in October 2013,” said Hari Ravichandran, Endurance’s Chief Executive Officer. “We sincerely thank Christina for her leadership and her many contributions to Endurance and wish her all the best in her next chapter. We are also delighted to promote Tim Mathews to Chief Accounting Officer. Tim’s past experiences in similar roles and his in-depth understanding of Endurance will give him a solid foundation from which to start his new role.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: December 18, 2014	/s/ Tivanka Ellawala
(Signature)
	Name:	Tivanka Ellawala
	Title:	Chief Financial Officer

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